AB GOVERNMENT MONEY MARKET PORTFOLIO (“Government Money Market”)

Class A (Ticker: AEAXX); Class C (Ticker: AECXX); Advisor Class (Ticker: AEYXX); Class K (Ticker: AEKXX); Class I (Ticker: AIEXX); Class 1 (Ticker: AGRXX); Class AB (Ticker: MYMXX); Institutional Class (Ticker: GMOXX); Premium Class (Ticker: GMPXX); Select Class (Ticker: GMSXX); Investor Class (Ticker: GMNXX)

AB MUNICIPAL INCOME PORTFOLIOS (“Municipal Portfolios”)

- AB National Portfolio

Class A (Ticker: ALTHX); Class C (Ticker: ALNCX); Advisor Class (Ticker: ALTVX)

- AB High Income Municipal Portfolio

Class A (Ticker: ABTHX); Class C (Ticker: ABTFX); Advisor Class (Ticker: ABTYX); Class Z (Ticker: ABTZX)

- AB Arizona Portfolio

Class A (Ticker: AAZAX); Class C (Ticker: AAZCX); Advisor Class (Ticker: AAZYX)

- AB California Portfolio

Class A (Ticker: ALCAX); Class C (Ticker: ACACX); Advisor Class (Ticker: ALCVX)

- AB Massachusetts Portfolio

Class A (Ticker: AMAAX); Class C (Ticker: AMACX); Advisor Class (Ticker: AMAYX)

- AB Minnesota Portfolio

Class A (Ticker: AMNAX); Class C (Ticker: AMNCX)

- AB New Jersey Portfolio

Class A (Ticker: ANJAX); Class C (Ticker: ANJCX)

- AB New York Portfolio

Class A (Ticker: ALNYX); Class C (Ticker: ANYCX); Advisor Class (Ticker: ALNVX)

- AB Ohio Portfolio

Class A (Ticker: AOHAX); Class C (Ticker: AOHCX)

- AB Pennsylvania Portfolio

Class A (Ticker: APAAX); Class C (Ticker: APACX)

- AB Virginia Portfolio

Class A (Ticker: AVAAX); Class C (Ticker: AVACX); Advisor Class (Ticker: AVAYX)

Each of the funds listed above is hereinafter referred to as a “Fund” or, collectively, the “Funds.”

Supplement dated January 31, 2023 to the following Statements of Additional Information (each an “SAI”):

SAI	Date
Government Money Market	August 31, 2022
Municipal Portfolios	September 30, 2022

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For the Government Money Market SAI, the following replaces the disclosure for “Shareholder Services – Checkwriting.”

Shareholder Services Applicable to Certain Existing Class A and Class C Shareholders Only

Checkwriting (not available to shareholders of the Fund, except those that established such service prior to January 31, 2023 (“Grandfathered Shareholders”))

Effective January 31, 2023, shareholders will no longer be able to establish checkwriting for a new or existing account.

Grandfathered Shareholders. Under a checkwriting service through State Street Bank and Trust Company (“State Street”), a Grandfathered Shareholder may write a check to draw against Class A or Class C shares of the Portfolio redeemed from the shareholder’s account. Checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor’s account (excluding for this purpose the current month’s accumulated dividends and shares for which certificates have been issued). This checkwriting service will be subject to State Street’s customary rules and regulations governing checking accounts, and the Fund and State Street each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the maintenance of this service or for the clearance of any checks.

When a check is presented to State Street for payment, State Street, as the shareholder’s agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares in the shareholder’s account to cover the check. The shareholder should not attempt to close his or her account by use of a check. In this regard, State Street has the right to return checks (marked “insufficient funds”) unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Cancelled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to State Street for payment.

For the Municipal Portfolios SAI, the following replaces the disclosure for “Shareholder Services – Shareholder Services Applicable to Class A and Class C Shareholders Only.”

Shareholder Services Applicable to Certain Existing Class A and Class C Shareholders Only

Checkwriting (not available to shareholders of the Funds, except those that established such service prior to January 31, 2023 (“Grandfathered Shareholders”))

Effective January 31, 2023, shareholders will no longer be able to establish checkwriting for a new or existing account.

Grandfathered Shareholders. Under a checkwriting service through State Street Bank and Trust Company (“State Street”), a Grandfathered Shareholder may write a check to draw against Class A or Class shares of a Portfolio redeemed from the shareholder’s account. Checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor’s account (excluding for this purpose the current month’s accumulated dividends and shares for which certificates have been issued). This checkwriting service will be subject to State Street’s customary rules and regulations governing checking accounts, and the Funds and State Street each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the maintenance of this service or for the clearance of any checks.

When a check is presented to State Street for payment, State Street, as the shareholder’s agent, causes the Funds to redeem, at the NAV next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder’s account to cover the check. Because the level of net assets in a shareholder’s account constantly changes due, among various factors, to market fluctuations, the shareholder should not attempt to close his or her account by use of a check. In this regard, State Street has the right to return checks (marked “insufficient funds”) unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to State Street for payment.

* * * * *

This Supplement should be read in conjunction with the SAIs for the Funds.

You should retain this Supplement with your SAI(s) for future reference.

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The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

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